united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23826

Nomura Alternative Income Fund

(Exact name of registrant as specified in charter)

c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Timothy Burdick, Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-667-9000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/24

Item 1. Reports to Stockholders.

Nomura Alternative Income Fund
Class I Shares (NAIFX)

Annual Report
March 31, 2024

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

TABLE OF CONTENTS

Letter to Shareholders	Page 1
Portfolio Review	Page 3
Consolidated Schedule of Investments	Page 4
Consolidated Statement of Assets and Liabilities	Page 6
Consolidated Statement of Operations	Page 7
Consolidated Statements of Changes in Net Assets	Page 8
Consolidated Statement of Cash Flows	Page 9
Consolidated Financial Highlights	Page 11
Notes to Consolidated Financial Statements	Page 12
Report of Independent Registered Public Accounting Firm	Page 22
Supplemental Information	Page 23
Privacy Notice	Page 28
Proxy Voting Policy & Portfolio Holdings	Page 30

NOMURA ALTERNATIVE INCOME FUND
LETTER TO SHAREHOLDERS
March 31, 2024

Dear Shareholder,

Nomura Capital Management LLC (formerly, Nomura Private Capital LLC) is pleased to provide the audited annual financial statements for the Nomura Alternative Income Fund (the “Fund”) for the fiscal period beginning April 1st, 2023 through March 31st, 2024.

The market environment was volatile during this period, generated by an uncertainty in both the U.S. Federal Reserve’s monetary policy and the macroeconomic climate. Despite uncertainty, the Fund has stayed the course and gradually deployed capital into private opportunities via limited partnership commitments and direct deal participations with third party asset managers as well as a collateralized loan obligation (“CLO”). The public investments portion of the Fund’s portfolio has remained conservative by investing in short duration Treasury instruments (“T-Bills”) and agency mortgage backed securities. As the public investments portion of the Fund’s portfolio funded the growth of the private investments portion of the Fund’s portfolio, measurable portfolio duration at the Fund-level decreased as a result of the Fund’s duration hedging program. This led to a covering of the US Treasury Futures short position in Q1 2024.

Over the fiscal period, the Fund’s institutional share class (NAIFX) delivered a net total return of +5.97%. The Fund’s performance benefited from a conservative allocation during a period of volatile public markets, in part with the goal of capital preservation to fund compelling private opportunities.

Fund assets remained relatively stable during the period, with subscriptions of approximately $4.9M, no redemptions, and approximately 98% reinvestment of shares from distributed income per the Fund’s dividend reinvestment program as outlined in the prospectus. In December 2023, the Fund paid out its first distribution of 4.9% of fund assets on payment date. Beginning in Q1 2024, the quarterly distribution policy was implemented along with a daily accrual for investors. This resulted in a distribution of 1.2% (4.9% annualized) in Q1 2024. This practice has not impacted the Fund’s investment strategy, as dividends were funded via excess cash or T-Bills.

The Fund remained invested in high quality, short duration assets in addition to the private markets through limited partnership positions in external managers, as well as direct participation opportunities. As of the end of the period, the Fund had committed $106.6M (c. 96%) to seven external managers and seven separate opportunities. Of this committed amount, $78.3M has been invested. This represents 73.4% of capital allocated to private markets. These partnerships add exposure across a range of sectors within the private credit markets, including real estate, asset based lending, specialty finance, and corporate lending (e.g. direct lending). A complete listing of the Fund’s investments can be found in the Schedule of Investments.

On behalf of the entire Nomura Capital Management team, we thank you for your interest and investment in the Fund. We believe that market dislocations may continue and provide opportunities, and we are excited and honored to be making investments as your guide in private credit markets.

Sincerely,

Matthew Pallai

Chief Investment Officer

Nomura Capital Management LLC

NOMURA ALTERNATIVE INCOME FUND
LETTER TO SHAREHOLDERS (Continued)
March 31, 2024

Past performance does not guarantee future results.

The Nomura Alternative Income Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

●	The Fund’s shares (the “Shares”) are not listed on any stock exchange, and we do not expect a secondary market in the Shares to develop.

●	You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

●	Although we are required to and have implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

●	You should consider that you may not have access to the money you invest for an indefinite period of time.

●	An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.

●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

●	The Fund has no operating history and the Shares have no history of public trading.

An investment in the Fund involves risk. The Fund may leverage its investments by borrowing. The use of leverage increases both risk of loss and profit potential. Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform.

The Nomura Alternative Income Fund is distributed by Foreside Financial Services, LLC.

Nomura Alternative Income Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2024

The Fund's performance figures for the periods ended March 31, 2024, compared to its benchmark are below:

		Annualized
		Since Inception*
	One Year	(3/23/2023)
Nomura Alternative Income Fund - Class I^	5.86%	5.73%
S&P LSTA U.S. Leveraged Loan 100 Index (Total Return) **	12.16%	13.14%

*	Effective date of Fund. The Fund commenced operations on February 13, 2023.

^	The Fund’s total returns assume reinvestment of dividends and capital gains, and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund returns would have been lower if a portion of the fees had not been waived. The performance shown represents past performance and does not guarantee future results.

**	The S&P LSTA U.S. Leveraged Loan 100 Index (Total Return) is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. It is designed to reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments. The index consists of 100 loan facilities drawn from a larger benchmark – the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI). Investors cannot invest directly into an index.

Performance of a $1,000,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Class I Shares of the Fund since inception. The performance shown represents past performance and does not guarantee future results. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be higher or lower than the performance data quoted. For performance information current to the most recent month-end, please call 1-833-836-0206.

Consolidated Holdings by Type of Investment	% of Net Assets
Private Investment Funds	61.6%
Collateralized Loan Obligations Debt	4.5%
Loans	4.6%
United States Government & Agencies:
Agency Hybrid ARMS	2.3%
Collateralized Mortgage Obligations	7.9%
Government National Mortgage Association	2.3%
Short Term Investments
Money Market Fund	1.2%
United States Treasury Bills	14.8%
Other Assets in Excess of Liabilities	0.8%
100.0%

Please refer to the Consolidated Schedule of Investments that follows in this annual report for a detailed list of the Fund's holdings.

NOMURA ALTERNATIVE INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2024

Shares/Principal
Amount ($)			Fair Value
	PRIVATE INVESTMENT FUNDS — 61.6%(a)
—	ACORE Credit Partners II, LP(b)		$4,378,932
—	AG Asset Based Credit Fund, L.P. (b)		15,910,880
—	Alcova Capital Yield Premium Fund, L.P.(c)		1,500,000
—	Atalaya A4 Evergreen (Cayman) LP(b)		8,104,955
—	Crestline Opportunity Fund V Offshore TE/SWF, L.P. (b)		2,051,584
—	Maranon Senior Credit Strategies Fund XIV, L.P. (b)		20,027,260
—	Medalist Partners Asset Based Private Credit Fund III LP Onshore Feeder, L.P. – Class B(b) (d)		16,544,223
	TOTAL PRIVATE INVESTMENT FUNDS (Cost $67,786,835)		68,517,834

		Spread
	COLLATERALIZED LOAN OBLIGATIONS DEBT — 4.5%(e)(f)(g)
$3,000,000	Maranon Loan Funding Ltd. Series 2A A1, 01/15/36	TSFR3M + 2.50%	3,037,014
$1,500,000	Maranon Loan Funding Ltd. Series 2A D, 01/15/36	TSFR3M + 6.75%	1,512,257
$500,000	Maranon Loan Funding Ltd. Series 2A E, 01/15/36	TSFR3M + 10.00%	501,968
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,000,000)		5,051,239

	LOANS — 4.6%(a)(c)
$1,250,000	Bristol Industrial Senior Loan, 15.00%, 07/01/24		1,250,000
$750,000	CR Steak LV LLC, 12.00%, 08/04/26		740,382
$1,400,000	Royersford Industrial Senior Loan, 13.00%, 06/23/24		1,391,522
$250,000	Tampa Industrial Senior Loan, 12.00%, 02/28/25		248,391
$750,000	Ultra Padel Club, 13.00%, 11/27/27		735,452
$750,000	Yacht Management Services, 12.00%, 07/21/24		746,750
	TOTAL LOANS (Cost $5,115,584)		5,112,497

	U.S. GOVERNMENT & AGENCIES — 12.5%
	AGENCY HYBRID ARMS — 2.3%
$2,509,950	Fannie Mae REMICS Series 23-17 JA, 5.50%, 06/25/50		2,519,742

	COLLATERALIZED MORTGAGE OBLIGATIONS — 7.9%
$2,964,480	Government National Mortgage Association Series 2023-170 HC, 6.00%, 11/20/41		2,983,085
$2,919,989	Government National Mortgage Association Series 2023-141 LC, 6.00%, 01/20/43		2,949,197
$2,347,315	Government National Mortgage Association Series 2022-209 PL, 5.50%, 11/20/50		2,355,464
$5,474,459	Government National Mortgage Association Series 2021-49 IP, 2.50%, 01/20/51		552,178
			8,839,924

See accompanying notes to consolidated financial statements.

NOMURA ALTERNATIVE INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
March 31, 2024

Shares/Principal
Amount ($)		Spread	Fair Value
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 2.3%
$2,603,669	Ginnie Mae II Pool 786445, 3.70%, 08/20/49(g)	H15T1Y + 1.507	$2,584,059

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $13,884,767)		13,943,725

	SHORT-TERM INVESTMENTS — 16.0%
	MONEY MARKET FUND - 1.2%
1,335,285	First American Treasury Obligations Fund, Class X, 5.22%(h)		1,335,285

	UNITED STATES TREASURY BILLS — 14.8%
$1,250,000	United States Treasury Bill, 5.16%, 05/09/24		1,243,054
$6,500,000	United States Treasury Bill, 5.20%, 05/28/24		6,446,028
$8,900,000	United States Treasury Bill, 5.21%, 08/01/24		8,744,256
			16,433,338

	TOTAL SHORT-TERM INVESTMENTS (Cost $17,773,034)		17,768,623

	TOTAL INVESTMENTS - 99.2% (Cost $109,560,220)		$110,393,918
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%(i)		859,813
	NET ASSETS - 100.0%		$111,253,731

Investment Abbreviations:

LLC	- Limited Liability Company

LP	- Limited Partnership

Ltd.	- Limited Company

REMIC	- Real Estate Mortgage Investment Conduit

TSFR3M	- 3 Month Term Secured Overnight Financing Rate

Reference Rates:

3 Month Term Secured Overnight Financing Rate as of March 31, 2024 was 5.30%.

(a)	Restricted Security. See Note 2.

(b)	Investment is valued using the Fund’s pro rata net asset value (or its equivalent) as a practical expedient.

(c)	Level 3 securities fair valued using significant unobservable inputs. See Note 2.

(d)	The Fund’s interest in this investment is held through a wholly-owned subsidiary of the Fund, NAIF Splitter LLC.

(e)	Variable rate investment. Interest rate shown reflects the rate in effect at March 31, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date. Interest rates reset periodically.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of March 31, 2024 these securities had an aggregate value of $5,051,239 or 4.5% of net assets.

(g)	Variable rate security.

(h)	Rate disclosed is the seven day effective yield as of March 31, 2024.

(i)	Includes cash held as collateral for futures contracts.

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

ASSETS
Investments in securities, at cost	$109,560,220
Investments in securities, at value	110,393,918
Collateral Cash for derivative instruments	5,082
Dividends receivable	657,146
Interest receivable	264,998
Due from Investment Manager	81,337
Receivable for Fund shares sold	4,925
Prepaid registration expense	30,791
TOTAL ASSETS	111,438,197

LIABILITIES
Distributions payable	19,963
Legal fees payable	86,710
Audit fees payable	50,000
Administrative services fees payable	20,010
Accrued expenses and other liabilities	7,783
TOTAL LIABILITIES	184,466
NET ASSETS	$111,253,731

CONTINGENCIES AND COMMITMENTS (NOTE 3)

NET ASSETS CONSIST OF:
Paid in capital	$111,240,239
Accumulated earnings	13,492
NET ASSETS	$111,253,731

PRICING OF CLASS I SHARES:

Net Assets applicable to Class I Shares	$111,253,731
Class I Shares outstanding ($0 par value, unlimited shares authorized)	11,113,389

Net asset value, offering price and redemption price per share	$10.01

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2024

INVESTMENT INCOME
Dividend income	$3,321,943
Interest	3,029,812
TOTAL INVESTMENT INCOME	6,351,755

EXPENSES
Investment management fees (Note 4)	989,440
Legal fees	631,758
Administrative services fees (Note 4)	150,264
Professional fees (Note 4)	125,191
Trustees fees and expenses	101,250
Audit and tax fees	40,000
Registration expenses	38,718
Transfer agent fees	35,726
Printing and postage expenses	14,275
Custodian fees	10,977
Line of credit expenses	9,801
Other expenses	15,713
TOTAL EXPENSES	2,163,113
Less: Fees waived by the Investment Manager (Note 4)	(905,952)
NET EXPENSES	1,257,161
NET INVESTMENT INCOME	5,094,594

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(810)
Futures contracts	(14,502)
(15,312)

Net change in unrealized appreciation/(depreciation) on:
Investments	875,517

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	860,205

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,954,799

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period* Ended
	March 31, 2024	March 31, 2023
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$5,094,594	$447,784
Net realized gain/(loss) from investments and futures contracts	(15,312)	5,923
Net change in unrealized appreciation/(depreciation) on investments	875,517	(41,819)
Net increase in net assets resulting from operations	5,954,799	411,888

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(6,361,542)	—

CAPITAL SHARE TRANSACTIONS
Class I:
Proceeds from shares sold:	4,945,719	99,900,000
Reinvestment of distributions:	6,302,867	—
Net increase in Class I net assets from capital share transactions	11,248,586	99,900,000

TOTAL INCREASE IN NET ASSETS	10,841,843	100,311,888

NET ASSETS
Beginning of year/period	100,411,888	100,000
End of year/period	$111,253,731	$100,411,888

SHARE ACTIVITY
Class I:
Beginning of year/period	10,000,000	10,000
Shares sold	484,857	9,990,000
Shares Reinvested	628,532	—
End of year/period	11,113,389	10,000,000

*	Nomura Alternative Income Fund commenced operations on February 13, 2023.

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2024

Cash Flows From Operating Activities:
Net increase in Net Assets resulting from operations	$5,954,799
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used for Operating Activities:
Purchases of long-term portfolio investments	(80,206,288)
Proceeds from sale of long-term portfolio investments	6,139,171
Proceeds from paydowns of investments	(5,659)
Return of capital from investments	756,422
Net short term investment purchases (net of amortization)	64,266,590
Net realized loss on investments	810
Net realized loss on futures contracts	14,502
Change in unrealized appreciation/(depreciation) on investments	(875,517)
Net accretion of discounts	(4,897)

Changes in Assets and Liabilities:
(Increase)/Decrease in Assets:
Receivable fund shares sold	(4,925)
Due from Investment Manager	26,348
Dividends and interest receivable	(882,834)
Deposits with Broker	(5,082)
Prepaid expenses and other assets	(30,791)
Increase/(Decrease) in Liabilities:
Distributions payable	19,963
Legal fees payable	(48,196)
Administrative services fees payable	9,553
Other accrued expenses	(5,931)
Net Cash Used for Operating Activities	(4,881,962)

Cash Flows From Financing Activities:
Proceeds from shares issued	4,945,719
Cash distributions paid to shareholders, net of reinvestments	(58,675)
Net Cash Provided by Financing Activities	4,887,044

Net increase in cash and restricted cash	5,082
Cash and restricted cash at beginning of period	—
Cash and Restricted Cash at End of Period	$5,082

Supplemental Disclosure of Non-Cash Activity:
Non-cash financing activities not included above consists of reinvestment of distributions	$6,302,867

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
For the Year Ended March 31, 2024

Supplemental Disclosure of Cash Flow Information:

Reconciliation of Cash and Restricted Cash at the Beginning of Period to the Consolidated Statement of Assets and Liabilities
Cash	$—
Restricted Cash	$—
Cash and Restricted Cash, beginning balance	$—

Reconciliation of Cash and Restricted Cash at the End of Period to the Consolidated Statement of Assets and Liabilities
Cash	$—
Restricted Cash	$5,082
Cash and Restricted Cash, ending balance	$5,082

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period

	Class I
	Year Ended		Period* Ended
	March 31, 2024		March 31, 2023
Net asset value, beginning of year/period	$10.04		$10.00
Activity from investment operations:
Net investment income (a)	0.50		0.04
Net realized and unrealized gain/(loss) on investments	0.09		(0.00	) (b)
Total from investment operations	0.59		0.04
Less distributions from:
Net investment income	(0.52)		—
Net realized gains	(0.10)		—
Total distributions	(0.62)		—
Net asset value, end of year/period	$10.01		$10.04
Total return (c)	5.86%		0.40	% (d)
Net assets, end of year/period (000's)	$111,254		$100,412
Ratios and Supplemental Data:
Ratio of gross expenses to average net assets (e)(f)	2.08	% (g)	3.01	% (h)
Ratio of net expenses to average net assets (f)	1.21	% (g)	1.20	% (h)
Ratio of net investment income to average net assets (f)(i)	4.90%		3.47	% (h)
Portfolio Turnover Rate	11%		0	% (d)

*	The Nomura Alternative Income Fund commenced operations on February 13, 2023.

(a)	Per share amounts calculated using the average daily shares method, which more appropriately presents the per share data for the year/period.

(b)	Amount represents less than $0.005.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Investment Manager.

(d)	Not Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Investment Manager.

(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2024 the Fund’s underlying investment companies included a range of management fee from 0.07% to 1.75% (unaudited) and performance fees from 10% to 20% (unaudited).

(g)	Includes line of credit expenses. If this had been excluded, the ratio of gross expenses to average net assets and the ratio of net expenses to average net assets would have been 2.07% and 1.20%, respectively.

(h)	Annualized.

(i)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2024

1.	ORGANIZATION

Nomura Alternative Income Fund (the “Fund”) was organized as a Delaware statutory trust on August 24, 2022 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The primary investment objective of the Fund is to maximize risk-adjusted total return and the Fund will seek to provide current income as a secondary investment objective. The Fund is managed by Nomura Capital Management (formerly known as Nomura Private Capital LLC) (the “Investment Manager”).

The Fund commenced operations on February 13, 2023. The Fund has been granted exemptive relief (the “Exemptive Relief”) from the Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. As of March 31, 2024, only Class I Shares were available for purchase. Pursuant to the Exemptive Relief, the Fund will offer Class D Shares and Class A Shares, and may offer additional classes of shares in the future. Please refer to the Fund’s prospectus for additional information.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Fund Valuation – The Fund’s net asset value (“NAV”) per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares.

Security Valuation – The Fund’s Board of Trustees (the “Board”) has designated the Investment Manager as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Fund’s Fair Valuation of Investments Policy. In furtherance of its duties as valuation designee, the Investment Manager has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in its discussions and deliberations.

Investments in securities that are listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Many of the Fund’s portfolio investments are expected to be loans and other securities that are not publicly traded and for which no market-based price quotation is available. As a general matter, to value the Fund’s investments, the Investment Manager will use current market values when available, and otherwise value the Fund’s investments with fair value methodologies that the Investment Manager believes to be consistent with those used by the Fund for valuing its investments. These fair value calculations will involve significant professional judgment by the Investment Manager in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of an investment. Likewise, there can be no assurance that the Fund will be able to purchase or sell an investment at the fair value price used to calculate the Fund’s NAV.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

Private investment companies in which the Fund invests its assets (collectively “Portfolio Funds”) are generally valued based on the latest NAV reported by the Portfolio Fund’s investment manager (the “Portfolio Fund Manager”). New purchases of Portfolio Funds may be valued at acquisition cost initially until a NAV is provided by the Portfolio Fund’s investment manager (the “Portfolio Fund Manager”). If the NAV of an investment in a Portfolio Fund is not available at the time the Fund is calculating its NAV, the Valuation Committee will consider any cash flows since the reference date of the last NAV reported by the Portfolio Fund Manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the last NAV reported by the Portfolio Fund Manager.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2024 for the Fund’s assets measured at fair value:

				Investments
				Valued Using
				Practical
Assets	Level I	Level 2	Level 3	Expedient	Total
Private Investment Funds	$—	$—	$1,500,000	$67,017,834	$68,517,834
Collateralized Loan Obligations Debt	—	5,051,239	—	—	5,051,239
Loans	—	—	5,112,497	—	5,112,497
United States Government & Agencies	—	13,943,725	—	—	13,943,725
Short-Term Investments	1,335,285	16,433,338	—	—	17,768,623
Total	$1,335,285	$35,428,302	$6,612,497	$67,017,834	$110,393,918

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

The following is the fair value measurement of investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient:

		Unfunded	Redemption
Portfolio Fund	Fair Value	Commitments	Frequency	Notice Period
ACORE Credit Partners II, LP	$4,378,932	$10,478,870	N/A	N/A
AG Asset Based Credit Fund, LP	15,910,880	5,000,000	3 Years	3 Years
Atalaya A4 Evergreen (Cayman) LP	8,104,955	7,211,182	N/A	N/A
Crestline Opportunity Fund V Offshore TE/SWF, LP	2,051,584	3,156,614	N/A	N/A
Maranon Senior Credit Strategies Fund XIV, LP	20,027,260	—	Quarterly	90 days
Medalist Partners Asset Based Private Credit Fund IIILP Onshore Feeder, LP	16,544,223	3,543,836	Annually	180 Days
	$67,017,834	$29,390,502

The organizational documents of the private funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the private fund accepts redemption requests and the Notice Period column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Private
Investment Funds
and Loans
Beginning Balance as of March 31, 2023	$12,103,747
Total realized gain/(loss)	—
Change in Unrealized Appreciation/(Depreciation)	—
Purchases or Contributions	6,612,497
Sales or Distributions	—
Transfers out of Level 3 during the period	(12,103,747)
Ending Balance as of March 31, 2024	$6,612,497

Transfers out of Level 3 during the period represent investments that are being measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2024:

		Valuation	Unobservable	Range on
Level 3 Investment(a)	Fair Value(b)	Technique	Inputs	Inputs
Alcova Capital Yield Premium Fund, L.P.	$1,500,000	Cost Approach	Transaction Price	Not Applicable
Bristol Industrial Senior Loan	1,250,000	Cost Approach	Transaction Price	Not Applicable
CR Steak LV LLC	740,382	Cost Approach	Transaction Price	Not Applicable
Royersford Industrial Senior Loan	1,391,522	Cost Approach	Transaction Price	Not Applicable
Tampa Industrial Senior Loan	248,391	Cost Approach	Transaction Price	Not Applicable
Ultra Padel Club	735,452	Cost Approach	Transaction Price	Not Applicable
Yacht Management Services	746,750	Cost Approach	Transaction Price	Not Applicable
	$6,612,497

(a)	Refer to the Consolidated Schedule of Investments for classifications of individual securities.

(b)	As there was no range for each significant unobservable input, weighted average is not reported.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

Restricted Securities – Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board. The Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

Additional information on each restricted investment held by the Fund at March 31, 2024 is as follows:

Security	Acquisition Date	Cost	Value	% of Net Assets
ACORE Credit Partners II, LP	3/24/2023	$4,429,789	$4,378,932	3.9%
AG Asset Based Credit Fund LP	9/13/2023	15,451,603	15,910,880	14.3%
Alcova Capital Yield Premium Fund, LP	3/18/2024	1,500,000	1,500,000	1.3%
Atalaya A4 Evergreen (Cayman) LP	4/4/2023	7,788,818	8,104,955	7.3%
Crestline Opportunity Fund V Offshore TE/SWF, LP	9/21/2023	1,881,517	2,051,584	1.8%
Maranon Senior Credit Strategies Fund XIV, LP	6/1/2023	20,000,000	20,027,260	18.0%
Medalist Partners Asset Based Private Credit Fund III LP Onshore Feeder, LP – Class B	3/21/2023	16,685,108	16,544,223	14.9%
Bristol Industrial Senior Loan	3/13/2024	1,250,000	1,250,000	1.1%
CR Steak LV LLC	1/10/2024	741,110	740,382	0.7%
Royersford Industrial Senior Loan	3/13/2024	1,391,832	1,391,522	1.3%
Tampa Industrial Senior Loan	3/13/2024	248,428	248,391	0.2%
Ultra Padel Club	1/10/2024	736,105	735,452	0.7%
Yacht Management Services	1/10/2024	748,109	746,750	0.7%
		$72,852,419	$73,630,331	66.2%

Consolidation of Subsidiary – The Fund has established a limited liability company, NAIF Splitter LLC (“Subsidiary”), which is wholly owned and controlled by the Fund. The Subsidiary is a disregarded entity for tax purposes. The operations of the Subsidiary have been consolidated with the Fund’s for financial reporting purposes. Accordingly, all inter-company transactions and balances have been eliminated.

Futures – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. To manage equity price risk, the Fund may enter into futures contracts. Upon entering a futures contract with a broker, the Fund deposits a “cash deposit” with the broker as recorded in the accompanying Consolidated Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. There were no futures contracts outstanding as of March 31, 2024.

For the fiscal year ended March 31, 2024, the Fund had realized losses of $ 14,502 from futures contracts subject to equity price risk as disclosed in the Consolidated Statement of Operations. As of March 31, 2024, the Fund had an unrealized appreciation of $0 from futures contracts subject to equity price risk as disclosed in the Consolidated Statement of Operations.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

Restricted Cash – Restricted cash is subject to legal or contractual restriction by third parties as well as a restriction to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used.

The Fund held cash in the amount of $5,082 as of March 31, 2024 related to collateral requirements for futures contracts.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s September 30, 2023 year-end tax return. Generally, tax authorities can examine tax returns filed for the last three tax years. The Fund identifies its major tax jurisdictions as U.S. Federal, state, local and foreign, where applicable. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the tax year ended September 30, 2023, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	CONTINGENCIES AND COMMITMENTS

As of March 31, 2024, the Fund had unfunded commitments and/or contingencies as follows:

		Unfunded
Portfolio Fund	Fair Value	Commitments
Investments valued at NAV as practical expedient*	$67,017,834	$29,390,502
Alcova Capital Yield Premium Fund, L.P.	1,500,000	—
	$68,517,834	$29,390,502

*	See Note 2 for investments valued at NAV as a practical expedient.

Typically, when the Fund invests in a private investment fund, it makes a binding commitment to invest a specified amount of capital in the applicable private fund. The capital commitment may be drawn by the general partner of the private fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the unfunded commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the private fund. At March 31, 2024, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

4.	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Investment Management Fees – Pursuant to an investment management agreement with the Fund, the Investment Manager, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

professional services provided by others. As compensation for these services and the related expenses borne by the Investment Manager, the Fund has agreed to pay the Investment Manager as compensation under the Investment Management Agreement a fee consisting of two components — a base management fee (the “Management Fee”) and, if earned, an incentive fee (the “Incentive Fee”). The base management fee is calculated and payable monthly in arrears at the annual rate of 0.95% of the Fund’s average daily net assets. During the fiscal year ended March 31, 2024, the Fund accrued $989,440 of management fees included on the Consolidated Statement of Operations.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “Pre-Incentive Fee Net Investment Income” (as defined below) for the immediately preceding quarter, and is calculated as follows:

●	No incentive fee is payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the Class does not exceed a quarterly return of 1.50% per quarter based on the Class’s average daily net assets (calculated in accordance with GAAP) (the “Quarterly Return”).

●	All Pre-Incentive Fee Net Investment Income attributable to the Class (if any) that exceeds the Quarterly Return, but is less than or equal to 1.765% of the average daily net assets of that Class (calculated in accordance with GAAP) for the fiscal quarter will be payable to the Investment Manager.

●	For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class exceeds 1.765% of the Class’s average daily net assets (calculated in accordance with GAAP), the Incentive Fee with respect to that Class will equal 15% of Pre-Incentive Fee Net Investment Income attributable to the Class.

“Pre-Incentive Fee Net Investment Income” for a Class means interest income, dividend income and any other income accrued (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from an investment) during the fiscal quarter and allocated to the Class, minus the Class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to the Class accrued during the quarter. For such purposes, the Fund’s operating expenses will include the Management Fee but will exclude the Incentive Fee. Pre-Incentive Fee Net Investment Income does not include income earned on short-term investments or investments in underlying private funds but does include income on investments in all other Portfolio Funds.

The Investment Manager has entered into an expense limitation and reimbursement agreement with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), the Incentive Fee, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 1.20% of the average daily net assets of Class I Shares (the “Expense Limit”) at least until July 28, 2025. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and any then-existing expense limit.

During the year ended March 31, 2024, the Investment Manager waived fees and reimbursed the Fund for expenses in the amount of $905,952.

Cumulative waivers and expense reimbursements subject to the aforementioned recoupment will expire on March 31 of the following years:

2026	$233,524
2027	$905,952

PINE Advisors LLC (“PINE”) – PINE provides compliance and treasury services to the Fund pursuant to service agreements. In consideration for these services and as disclosed in the Consolidated Statement of Operations, PINE is paid a monthly fee out of the assets of the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to separate servicing agreements with UFS and as disclosed in the Consolidated Statement of Operations, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

In addition, an affiliate of UFS provides services to the Fund as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Distributor – The distributor of the Fund is Foreside Financial Services, LLC (the “Distributor”). Under a distribution agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best-efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Investment Manager typically enter into such agreements alongside the Distributor. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

During the fiscal year ended March 31, 2024, the Fund did not pay distribution related charges pursuant to the distribution agreement.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the fiscal year ended March 31, 2024, was as follows:

	Purchases	Sales
Non-U.S. Government Securities	$67,810,434	$1,242,405
U.S. Government Securities	12,395,854	4,896,767
Total	$80,206,288	$6,139,172

6.	RISK FACTORS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Liquidity Risk – There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s structured notes and other investments are also subject to liquidity risk. Liquidity risk exists when investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Market Risk – An investment in Fund shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

The Fund and the Investment Manager have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

outbreak, such as COVID-19, there can be no assurance that the Fund, its investment manager and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or other outbreak of disease could also impair the information technology and other operational systems upon which the Fund’s Investment Manager relies and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

Limited Operating History – The Trust is a newly organized, non-diversified, closed-end management investment company with limited operating history.

Private Investment Fund Risk – The Fund may invest in private investment funds that are not registered as investment companies. As a result, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the private investment funds’ investments as such private investment funds’ managers. Investments in private investment funds generally will be illiquid and generally may not be transferred without the consent of the fund. The Fund may be unable to liquidate its investment in a private investment fund when desired (and may incur losses as a result) or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in a private investment fund, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from a private investment fund except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the private fund due to poor performance or other reasons. The fees paid by private investment funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a private investment fund in addition to the management fees and other expenses paid by the Fund. Certain private investment funds may be newly formed entities that have no operating histories or limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Investment Manager to evaluate past performance or to validate the investment strategies of such private investment will be limited. Moreover, even to the extent a private investment has a longer operating history, the past investment performance of any of the private investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Investment Manager relies upon information provided to it by the issuer of the securities it receives or the Portfolio Fund Managers (as applicable) that is not, and cannot be, independently verified.

Valuation Risk – Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may result in more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund from its investments. This could adversely affect shareholders whose shares are repurchased as well as new shareholders and remaining shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment, resulting in a dilution of the value of the shares of shareholders who do not tender their shares in any coincident tender offer and a windfall to tendering shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to shareholders remaining in the Fund, but a shortfall to tendering shareholders.

Risk of Bank Impairment Failure – The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates a presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of March 31, 2024, Nomura Holding America Inc. held 95.5% of the Fund and may be deemed to control the Fund.

8.	TAX BASIS INFORMATION

The Fund has selected a tax year end of September 30. The Fund intends to elect to be treated as a registered investment company (“RIC”) for U.S. federal income tax purposes and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. As of September 30, 2023, the Fund continues to qualify as a regulated investment company.

To avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund had no distributions for the period through tax year end September 30, 2023.

The following information is computed on a tax basis for each item as of September 30, 2023:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$1,651,650	$—	$(11,550)	$—	$—	$687,783	$2,327,883

The difference between book basis and tax basis unrealized appreciation(depreciation) from investments is primarily attributable to the tax adjustments for partnerships and mark to market of Section 1256 contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $11,550.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, resulted in reclassifications for the tax period ended September 30, 2023 adjusted for March 31, 2024 activity and which had no effect on operations or net assets. The reclassifications were as follows:

Paid in Capital	Distributable Earnings
$(8,347)	$8,347

The tax cost and unrealized appreciation(depreciation) for the tax period-ended September 30, 2023 adjusted for March 31, 2024 activity, were as follows:

Cost for Federal Tax purposes	$108,703,913

Unrealized Appreciation	$2,156,537
Unrealized Depreciation	(466,532)
Tax Net Unrealized Appreciation	$1,690,005

Nomura Alternative Income Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2024

9.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the fiscal year ended March 31, 2024, the Fund completed three quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of its issued and outstanding Shares at a price equal to the NAV as of the Repurchase Pricing Date. The results of the completed repurchase offers were as follows:

				Net Asset		Percentage of
				Value as of		Outstanding
	Commencement	Repurchase Request	Repurchase Pricing	Repurchase	Amount	Shares
	Date	Deadline	Date	Offer Date	Repurchased	Repurchased
Repurchase Offer #1	July 24, 2023	August 24, 2023	August 24, 2023	$10.17	$—	0.00%
Repurchase Offer #2	October 23, 2023	November 22, 2023	November 22, 2023	$10.31	$—	0.00%
Repurchase Offer #3	January 26, 2024	February 22, 2024	February 22, 2024	$10.01	$—	0.00%

10.	CREDIT FACILITY

On July 11, 2023, the Fund entered into a secured, revolving line of credit facility with U.S. Bank National Association (the “Credit Facility”). The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $10,000,000 or one-third of the gross market value of the unencumbered assets of the Fund. The interest rate on borrowings from the Credit Facility is calculated at a rate per annum equal to the prime rate and is payable monthly in arrears. During the fiscal year ended March 31, 2024, the Fund did not borrow from the Credit Facility or pay any interest.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the consolidated financial statements except the following:

At a special meeting held on April 3, 2024, shareholders of the Fund approved a sub-advisory agreement by and among the Fund, the Investment Manager and Nomura Corporate Research and Asset Management Inc. (“NCRAM”), as described in the Proxy Statement provided in advance of the special meeting to shareholders of the Fund. Accordingly, as of April 3, 2024, NCRAM serves as a sub-adviser to the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Nomura Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Nomura Alternative Income Fund (the “Fund”) as of March 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period February 13, 2023 (commencement of operations) through March 31, 2023, the related notes, (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows the year then ended, the changes in net assets and the financial highlights the year then ended and for the period February 13, 2023 through March 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, broker and private issuers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 30, 2024

Nomura Alternative Income Fund
SUPPLEMENTAL INFORMATION
March 31, 2024 (Unaudited)

Board of Trustees’ Considerations in Approving Sub-Advisory Agreement

At a meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) of the Nomura Alternative Income Fund (the “Fund”) held on January 18, 2024, the Board, including all Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), considered and approved the sub-advisory agreement (the “Sub -Advisory Agreement”) by and among the Fund, Nomura Capital Management LLC (“NCM”) and Nomura Corporate Research and Management Inc. (the “Sub-Advisor” or “NCRAM”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

In connection with its consideration of the Sub-Advisory Agreement, the Board considered information provided by NCRAM specifically in relation to the consideration of the initial approval of the Sub-Advisory Agreement in response to requests of the Independent Trustees and their independent legal counsel. The Board considered a range of materials and information regarding the nature, extent and quality of services to be provided by NCRAM; the performance of NCRAM’s relevant strategies versus indices and peers; the proposed sub-advisory fee structure; and information related to anticipated profitability and economies of scale. The Board also considered information related to potential ancillary benefits that may be enjoyed by NPC (and its affiliates) as a result of its relationship with the Fund.

In addition to evaluating, among other things, the written information provided by the Sub -Advisor, the Board also considered the presentation from the Sub-Advisor on the services proposed to be provided to the Fund and the answers to questions posed by the Board to a representative of the Sub-Advisor. The Independent Trustees also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Sub-Advisory Agreement.

Based on their review, the Board and, separately, the Independent Trustees determined to approve the Sub-Advisory Agreement. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent, and Quality of Services. The Board noted that NCRAM was founded in 1991 and has over $33 billion in assets under management, and is a part of the broader, well-capitalized Nomura Group of companies. The Board noted the firm’s specialty of managing high yield credit as well as the extensive experience, qualifications and capabilities of the firm’s investment professionals, including the proposed portfolio management team for the Fund. The Board considered the advisory services to be provided by NCRAM to the Fund, including the way investment decisions are made and executed. Based on the information provided, including the NCM’s recommendation of NCRAM, the Board anticipated that the nature, extent and quality of the services to be provided would be at a high-level.

Performance. The Board considered that NCRAM’s relevant high-yield strategies have demonstrated consistent long-term outperformance versus indices and peers in addition to similar or more muted volatility when shown against comparable alternatives. As a result, the Board concluded that the firm’s historical performance record supported approval of the sub-advisory arrangement.

Fees and Expenses. The Board reviewed the proposed sub-advisory fee payable to NCRAM at an annual rate of 0.30% on the Fund’s average total market value allocated to NCRAM, noting that the fee is lower than NCRAM’s standard fee schedule but typical of NCRAM’s other sub-advisory accounts. The Board noted that the amount of Fund assets to be managed by NCRAM was significantly less than NCRAM’s typical accounts paying similar fee levels, which suggested that the proposed fees were attractive. The Board further noted that the sub-advisory fee is paid from the advisory fees collected by NCM and, as such, the overall management fee would not change as a result of the addition of NCRAM. Based on the factors above, the Board concluded that the sub-advisory fee with respect to the Fund was fair and reasonable.

Nomura Alternative Income Fund
SUPPLEMENTAL INFORMATION (Continued)
March 31, 2024 (Unaudited)

Profitability and Economies of Scale. The Board reviewed information regarding NCRAM’s anticipated profitability from its sub-advisory arrangement for the Fund and considered economies of scale. The Trustees noted that, based on the Fund’s current asset size and anticipated profit level of NCRAM during the initial term of the Sub-Advisory Agreement, including the related lack of economies of scale, the absence of fee breakpoints was acceptable.

Conclusion . Having requested and received such information from NCM and NCRAM as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that appointing NCRAM as the investment sub-adviser to lend its expertise in managing certain assets of the Fund would serve the best interests of the Fund and its shareholders, and that the compensation payable to NCRAM was fair and reasonable. In considering the approval of the Sub-Advisory Agreement, the Trustees’ conclusions were based on the comprehensive consideration of all information presented to them and were not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

Nomura Alternative Income Fund
SUPPLEMENTAL INFORMATION (Continued)
March 31, 2024 (Unaudited)

Terms and Conditions of Dividend Reinvestment Plan

Holders of shares of beneficial interests (the “Shares”) of Nomura Alternative Income Fund (the “Fund”) who participate (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) are advised as follows:

1.       Enrollment of Participants. Each holder of Shares (a “Shareholder”) will automatically be a Participant, subject to the ability to “opt-out” of the Plan. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary firm through which the Shareholder acquired Shares (an “Intermediary”)) must contact the nominee regarding the Shareholder’s status under the Plan.

2.       The Plan Administrator. The Fund’s administrator (the “Administrator”) will act as Administrator for each Participant. The Administrator or its delegee administrator will open an account for each Participant under the Plan in the same name as the one in which his, her or its outstanding Shares are registered.

3.       Cash Option. The Fund will declare all income dividends and/or capital gains distributions (collectively, “Distributions”) payable in Shares (or, as discussed below, at the option of Shareholders solely upon an affirmative election, in cash). To the extent that a Participant reinvests Distributions in additional Shares, the Participant will receive an amount of Shares of the Fund equal to the amount of the Distribution on that Participant’s Shares divided by the net asset value per Share (“NAV”) of the Fund that is used for the daily closing date immediately preceding such distribution payment date. Notwithstanding the foregoing, the Fund, in its sole discretion, may elect to provide Participants with an amount of Shares of the Fund equal to the amount of the Distribution on that Participant’s Shares divided by 95% of the NAV of the Fund that is used for the daily closing date immediately preceding such distribution payment date.

A Participant wishing to receive cash must affirmatively elect to receive both income dividends and capital gain distributions, if any, in cash. A Participant holding Shares through an Intermediary may elect to receive cash by notifying the Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. However, a Shareholder must request to change its election no less than 60 days prior to the record date of the distribution for the change to be effective for such distribution. If the request is made within 60 days prior to the record date of the distribution, the change will not be effective for such distribution but will be effective as to subsequent distributions.

4.       Valuation. For purposes of the Plan, the Fund’s NAV shall be the NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend).

5.       Recordkeeping. The Administrator will reflect each Participant’s Shares acquired pursuant to the Plan together with the Shares of other Shareholders of the Fund acquired pursuant to the Plan in noncertificated form. Each Participant will be sent a confirmation by the Administrator of each acquisition made for his, her or its account as soon as practicable, but not later than 60 days after the date thereof. Distributions on fractional Shares will be credited to each Participant’s account to three decimal places. In the event of termination of a Participant’s account under the Plan, the Administrator will adjust for any such undivided fractional interest in cash at the NAV of Shares at the time of termination.

Any Distributions of Shares or split Shares distributed by the Fund on Shares held by the Administrator for Participants will be credited to their accounts.

6.       Fees. The Administrator’s service fee, if any, for administering the Plan will be paid by the Fund.

7.       Termination of the Plan. The Plan may be terminated by the Fund at any time upon written notice to the Participants.

8.       Amendment of the Plan. These terms and conditions may be amended by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by sending written notice to the Participants at least 30 days prior to the effective date thereof.

9.       Applicable Law. These terms and conditions shall be governed by the laws of the State of Delaware.

Adopted: January 30, 2023

Nomura Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2024

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or replacement. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The Trustees and the Fund’s officers and their biographical information as of March 31, 2024 is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 833-836-0206.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Katherine Q. Rosa Year of Birth: (1970) c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Trustee	Since Inception	Managing Director, VSV Management LLC, (since 2021); Managing Director and Global Head of Alternative Investments, J.P. Morgan Securities Inc. (2017-2020).	1	Director, Social Leverage Acquisition Corp I (2021-2024)
Michael Falcon Year of Birth: 1962 c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Trustee and Chairman	Since Inception	Chief Executive Officer, Eagle Capital Management, LLC (Since 2023); Sole Member, 29 Feathers LLC (Since 2022); Chairman and Chief Executive Officer, Jackson Financial, Inc. and Group Executive Committee, Prudential PLC (2019-2021).	1	Jackson National Life et al (2019- 2021); Prudential PLC (2019)
David Brigstocke Year of Birth: (1953) c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Trustee	Since Inception	Principal, DBrigstocke LLC (2018-2023).	1	None

*	The fund complex consists of the Fund.

Nomura Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2024

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Robert Stark Year of Birth: (1976) c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	President and Trustee	Since Inception	Founder and CEO, Alterum Capital Partners LLC (2021-2022); Executive Committee Member, FS Investments (2018-2021)	1	None
Madeline Arment Year of Birth: (1989) c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Treasurer and Principal Financial Officer	Since Inception	Director, PINE Advisor Solutions (since 2022); Treasurer and Principal Financial Officer, ALTI Private Equity Access and Commitments Fund (since 2023); Treasurer and Principal Financial Officer, XD Treasury Money Market Fund (since 2024); Fund Controller, ALPS Fund Services, Inc., (2018-2022);	N/A	N/A
Laura Szalyga Year of Birth: (1978) c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Assistant Treasurer	Since Inception	Vice President, Ultimus Fund Solutions, LLC (since 2015).	N/A	N/A
Katherine Peña Year of Birth: (1977) c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Secretary	Since Inception	In-house counsel, Nomura Holding America Inc. (since 2021); Associate, Michelman & Robinson, LLP (2018-2021).	N/A	N/A
Timothy Burdick Year of Birth: (1986) c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Assistant Secretary	Since Inception	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019-2022); Senior Program Compliance Manager, CJ Affiliate (2016-2019).	N/A	N/A
Alexander Woodcock Year of Birth: (1989) c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Chief Compliance Officer	Since Inception	Director of PINE Advisor Solutions since 2022; CEO and CCO of PINE Distributors LLC since 2022; Fund Chief Compliance Officer of Redwood Real Estate Income Fund since 2023; Fund Chief Compliance Officer of AOG Institutional Fund since 2022; Fund Chief Compliance Officer of THOR Financial Technologies Trust since 2022; Adviser Chief Compliance Officer of Destiny Advisors LLC from 2022 to 2024; Vice President of Compliance Services, SS&C ALPS from 2019 to 2022	N/A	N/A

*	The fund complex consists of the Fund.

PRIVACY NOTICE

FACTS	WHAT DOES THE NOMURA ALTERNATIVE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depends on the product or service you have with us. This information can include:
● Name, Address, Social Security number
● Proprietary information regarding your beneficiaries
● Information regarding your earned wages and other sources of income
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Nomura Alternative Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions - information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call us at: 833-836-0206

PRIVACY NOTICE

Who are we
Who is providing this notice?	Nomura Alternative Income Fund
What we do
How does Nomura Alternative Income Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Why does Nomura Alternative Income Fund collect my personal information?

We collect your personal information, for example

●    To know investors’ identities and thereby prevent unauthorized access to confidential information;

●    To design and improve the products and services we offer to investors;

●    To comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Nomura Alternative Income Fund has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Nomura Alternative Income Fund does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Nomura Alternative Income Fund doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-910-4232 or by referring to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT. Form N-PORT are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-910-4232.

INVESTMENT MANAGER
Nomura Capital Management LLC
Worldwide Plaza, 309 West 49th Street
New York, New York 10019-7316

ADMINISTRATOR, ACCOUNTING
AND TRANSFER AGENT
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Cohen & Company Ltd.
1835 Market St., Suite 310
Philadelphia, PA 19103

LEGAL COUNSEL
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT TRUSTEES
Katherine Q. Rosa
Michael Falcon
David Brigstocke

PRESIDENT AND INTERESTED TRUSTEE
Robert Stark

PRINCIPAL FINANCIAL OFFICER AND TREASURER
Madeline Arment

CHIEF COMPLIANCE OFFICER
Alexander Woodcock

Nomura-AR24

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mr. David Brigstocke and Mr. Michael Falcon are audit committee financial experts, as defined in Item 3 of Form N-CSR. Messrs. Brigstocke and Falcon are independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,000 and $40,000 with respect to the registrant’s March 31, 2023 and March 31, 2024 fiscal period ends, respectively.

(b)	Audit-Related Fees

No fees were billed during the fiscal periods ended March 31, 2023 or March 31, 2024 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant were $10,000 and $10,000 with respect to the registrant’s fiscal periods ended March 31, 2023 and March 31, 2024, respectively. The services comprising these fees are the preparation of federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of federal excise tax returns.

(d)	All Other Fees

No other fees were billed in the fiscal period for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

No services described in paragraphs (b) through (d) of Item 4 of this report were approved or required to be approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

0.00%
(f)	None.

(g)	None.

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of investments in securities of unaffiliated issuers is included under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

The proxy voting policies and procedures of Nomura Capital Management LLC (the "Adviser") are attached hereto as an exhibit.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) Portfolio Managers

As of the date of this filing, Matthew Pallai and Matthew Rowe, each an employee Nomura Capital Management LLC which serves as the Fund’s investment advisor.

Matthew Pallai. Matthew Pallai is Chief Investment Officer (“CIO”) of Nomura Capital Management LLC and has served as a portfolio manager of the Fund since its inception. Matthew joined Nomura in April 2022. Matthew has over 21 years of financial services industry experience. Before joining NCM, he was a Co-founder & CIO of Alterum Capital Partners LLC where he focused on building an investment management business with a particular emphasis on the intersection of private markets and Registered Investment Advisors.  Previously, Matthew has held roles as the Head of Multi Asset Solutions at Harbor Capital Advisers, and before that was a Portfolio Manager at JPMorgan Asset Management, where he spent 17 years managing a range of strategies across Securitized Products, Global Multi Sector Fixed Income, and Multi Asset Solutions.

Matt Rowe. Matt Rowe is Head of Portfolio Management and Cross Asset Strategies at Nomura Capital Management LLC. Matt has served as a portfolio Manager of the Fund since its inception.  Matt joined Nomura in May 2021.  Matt has over 25 years of alternative asset portfolio and business management experience.  Before joining Nomura, he was Chief Investment Officer and Managing Partner at Headwaters Volatility and Solutions.  Headwaters was an SEC registered investment advisor focused on delivering portfolio overlay strategies to institutional investors for risk management and Alpha generation.  Matt and Headwaters were awarded “Overlay Manager of the Year – Global 2019” by EQDerivatives.

(2)        Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

As of March 31, 2024, the Portfolio Manager, was responsible for the management of the following types of accounts in addition to the Fund:

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Matthew Pallai
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	1	$5.4	1	$5.4
Other Accounts	0	N/A	0	N/A
Matthew Rowe
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Account	0	N/A	0	N/A

(3)        Portfolio Manager Compensation

The Portfolio Managers have ownership and financial interests in and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. The Portfolio Managers’ compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(4)       Portfolio Managers’ Ownership of Shares as of March 31, 2024

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member
Matthew Pallai	None

Matthew Rowe	None

(b)	Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nomura Alternative Income Fund

By (Signature and Title)

/s/ Robert Stark

Principal Executive Officer/President

Date 6/6/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Madeline Arment

Principal Financial Officer/Treasurer

Date 6/6/2024